                                                                    EXHIBIT 10.8

                   SECOND AMENDMENT TO LOAN AGREEMENT (POOL A)

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (POOL A) (this "Second Amendment") is made this 15th day of November, 2002, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Borrower"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender").

                                    RECITALS:

          A. Borrower and Lender executed that certain Loan Agreement, dated March 28, 2002, as amended by that certain First Amendment to Loan Agreement, dated July 23, 2002 (collectively, the "Loan Agreement"), pursuant to which Lender made, and Borrower accepted, a loan in the amount of One Hundred One Million Seven Hundred Eighty Thousand and No/100 Dollars ($101,780,000.00), comprised of two separate funding disbursements (on March 28, 2002, and on July 23, 2002) (the principal, interest and all other sums due and owing under the loan being hereinafter collectively called the "Loan").

          B. In addition to the Loan, Lender agreed to make and Borrower agreed to accept that certain loan (the "ConAgra Loan") in the principal amount of $12,520,000.00, which shall be made and advanced on the date first set forth above, pursuant to that certain Loan Application and Commitment Agreement, dated July 15, 2002.

          C. Pursuant to that certain Loan Application and Commitment Agreement Amendment, dated June 15, 2002, which amends that certain Loan Application and Commitment Agreement dated March 5, 2002, Borrower and Lender have agreed to modify the terms and conditions of the Loan Documents (as defined in the Loan Agreement) to, among other things: (i) cross-default and cross-collateralize the Loan with the ConAgra Loan, and (ii) add an additional disbursement to the Loan, thereby increasing the Principal (as defined in the Note) from $101,780,000.00 to $105,900,000.00, and Borrower and Lender are entering into this Second Amendment to amend the Loan Agreement upon the terms and conditions set forth below.

                                   AGREEMENT:

     NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Second Amendment and the other Loan Documents, the parties hereto hereby covenant, agree, represent and warrant as follows:

     1.   Section 1.1 of the Loan Agreement is hereby modified as follows:

          (a) By adding:

          "'ConAgra Deed of Trust' shall mean that certain first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, dated of November 15, 2002, by and between Borrower and Rancho Cucamonga - Buffalo, LLC, a Delaware limited liability company, as "Borrower," in favor of Lender as security for the ConAgra Loan and encumbering that certain property known as 9160 Buffalo Avenue, Rancho Cucamonga, California, as may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          (b) By adding:

          "'ConAgra Loan' shall mean that certain loan made by Lender and accepted by Borrower in the principal amount of $12,520,000.00."

          (c) By adding:

          "'ConAgra Note' shall mean that certain `Note' as defined in the ConAgra Deed of Trust."

          (d) By adding:

          "'ConAgra Property' shall have the meaning set forth in Section 2.4."

          (e) By adding:

          "'ConAgra Subsidiary' shall mean Rancho Cucamonga - Buffalo, LLC, a Delaware limited liability company, which is wholly-owned by Borrower, and shall include any wholly-owned subsidiary of Borrower that subsequently obtains an ownership interest in the ConAgra Property as a result of a `Permitted Transfer' as defined in the ConAgra Deed of Trust."

          (f) By deleting the existing definition of Event of Default in its entirety and replacing it with the following:

          "'Event of Default' shall have the meaning set forth in, collectively, the provisions of the Article of each of the Mortgages entitled `Defaults and Remedies' and in the provisions of the Article of the ConAgra Deed of Trust entitled `Defaults and Remedies.'"

          (g) By deleting the existing definition of Loan in its entirety and replacing it with the following:

          "'Loan' shall mean the $105,900,000.00 loan made by Lender to Borrower pursuant to, among other things, this Agreement, being collectively the First Disbursement and, if made and advanced, the Subsequent
     Disbursements."

          (h) By deleting the existing definition of Loan Documents in its entirety and replacing it with the following:

          "'Loan Documents' shall mean collectively, this Agreement, the Note, each of the Mortgages, each of the Assignments, if required, the Letter of Credit Agreement, the

     Cash Deposit Pledge and Security Agreement, the "Loan Documents" as defined in the ConAgra Deed of Trust, and all documents now or hereafter executed by Borrower or held by Lender or Trustee relating to the Loan or the ConAgra Loan, including all amendments thereto but excluding the Environmental Indemnity Agreement and any other indemnities or guaranties in connection with the Loan or the ConAgra Loan."

          (i) By deleting the existing definition of Note in its entirety and replacing it with the following:

          "'Note' shall mean that certain Promissory Note, dated March 28, 2002, as amended by that certain First Amendment to Promissory Note, dated November 15, 2002, in the principal amount of One Hundred Five Million Nine Hundred Thousand and No/100 Dollars ($105,900,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time."

          (j) By deleting the existing definition of Obligations in its entirety and replacing it with the following:

          "'Obligations' shall mean, collectively, the meaning set forth in each of the Mortgages and the ConAgra Deed of Trust."

          (k) By deleting the existing definition of Pool A Application in its entirety and replacing it with the following:

          "'Pool A Application' shall mean that certain Loan Application and Commitment Agreement dated March 5, 2002, as amended by that certain Loan Application and Commitment Agreement Amendment dated June 15, 2002."

          (l) By adding:

          "'Subsequent Disbursements' shall mean, collectively, the Subsequent Disbursement and the Third Disbursement."

          (m) By adding:

          "'Third Disbursement" shall mean the sum of $4,120,000.00."

          (n) By adding:

          "'Third Disbursement Closing Date" shall mean on or before November ___, 2002."

     2. Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "Subject to, and in accordance with, the provisions of the Pool A Application, Lender hereby agrees to make, and Borrower hereby agrees to accept, the Loan, being comprised of the First Disbursement, the Subsequent Disbursement, and the Third Disbursement, at the First Disbursement Closing Date, at the Second Disbursement Closing Date, and at the Third Disbursement Closing Date, as applicable."

     3. From, and after, the date first written above, Section 1(a) of the Note, as amended by the First Amendment to Note, shall supercede Section 2.3 of the Loan Agreement.

     4. Section 2.3(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "After each of the Subsequent Disbursements, or if either of the Subsequent Disbursements is not made and advanced, if requested by Lender, Borrower shall execute and deliver an amended and restated Note to evidence the Loan and the monthly installment payments as determined herein."

     5. Section 2.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) Borrower will not be rendered insolvent under the definitions of the Bankruptcy Code due to a transfer involved in the Loan, the Pool B Loan, or the ConAgra Loan, (b) Borrower will not be rendered insolvent under the definitions of the Bankruptcy Code due to the cross-collateralization and cross-default of the Loan with the ConAgra Loan, (c) the making of the Loan and the Pool B Loan will benefit the Subsidiaries, at least to the extent that (i) the encumbrances on all Individual Properties in which the Subsidiaries have an ownership interest, and (ii) other expenses (including the cost to complete construction) with respect to an Individual Property, are paid with the proceeds of the Loan (but not in excess of the value of the Subsidiaries' interest in any such Individual Property), (d) the making of the ConAgra Loan will benefit Rancho Cucamonga - Buffalo, LLC, a Delaware limited liability company (the "ConAgra Subsidiary"), at least to the extent that (i) the encumbrances on the property (the "ConAgra Property") secured by the ConAgra Deed of Trust, and (ii) other expenses (including the cost to complete construction) with respect to the ConAgra Property, are paid with the proceeds of the ConAgra Loan (but not in excess of the value of the ConAgra Subsidiary's interest in the ConAgra Property) and (e) the proceeds of the Loan will be distributed in accordance with Schedule II of this Agreement."

     6. The introductory paragraph of Section 3.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "After May 1, 2004, not more than twice in a calendar year, and not more than an aggregate of five (5) times during the term of the Loan (total for this Loan, for substitutions under the Pool B Loan, and for substitutions under the ConAgra Loan), Borrower shall have the right to grant a Lien in favor of Lender (and add an "Individual Property" under the Loan Documents) encumbering certain of Borrower's properties (other than a then existing Individual Property) (the "Substitution Property") and obtain a release of an Individual Property (the "Substituted Property," and collectively, along with the Substitution Property, the "Substitution Properties") from the Lien of the

     Mortgage thereon and from Borrower's obligations under the Loan Documents (other than those expressly stated to survive) with respect to such Substituted Property (collectively, a "Substitution"), subject to satisfaction of the following to the sole satisfaction of Lender:"

     7. Section 3.3(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "each Substitution shall consist of not more than five (5) then existing Individual Properties, and all Substitutions, in the aggregate, shall consist of not more than fifteen (15) Individual Properties (including substituted properties under the Loan (as defined herein), substituted properties under the Pool B Loan and substituted properties under the ConAgra Loan);"

     8. Section 3.3(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "Neither the Laws of the State where the Substitution Property is located nor the ownership structure of the Substitution Property shall, in Lender's sole opinion, increase the risks associated with Lender's ability to enforce its rights and remedies under the Mortgages, or under the ConAgra Deed of Trust, related to any or all anti-deficiency statutes or single-action legislation;"

     9. In order to amend the Allocated Loan Proceeds set forth in Schedule I of the Loan Agreement to include the Third Disbursement, Schedule I of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

     10. In order to amend Schedule II of the Loan Agreement to address the Third Disbursement, Schedule II of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 2 attached hereto.

     11. Without limiting Lender's other rights and benefits under the Loan Documents, Lender shall not be obligated to make and advance the Third Disbursement unless Lender makes and advances, and Borrower accepts, the ConAgra Loan.

     12. The provisions of the Loan Agreement and this Second Amendment shall together constitute and be construed as one document. Any reference to the Loan Agreement in any other document shall mean the Loan Agreement and this Second Amendment, together constituted and construed as one document. Nothing herein shall be deemed or construed to be an impairment of the lien of the Mortgages. Except as amended hereby, the Loan Agreement and the Loan Documents remain in full force and effect.

     13. This Second Amendment shall be construed under and governed by the Laws of the State of California.

     14. Defined terms herein shall have the meaning set forth in the Loan Agreement unless otherwise defined.

     15. Duplicate counterparts of this Second Amendment may be executed and together will constitute a single original document.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                 BORROWER:

                                 CATELLUS DEVELOPMENT CORPORATION,
                                 a Delaware corporation

                                 By: Catellus Commercial Development
                                 Corporation, a Delaware corporation, its
                                 agent

                                 BY:  /s/ M. D. Fisk
                                      ------------------------------------------
                                      Michael D. Fisk
                                      Vice President, Finance

                       [Signatures continue on next page.]

                                 LENDER:

                                 TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation


                                 BY:  /s/ Rosemarie J. Wagner
                                      ------------------------------------------
                                      Rosemarie J. Wagner,
                                      Associate Director

                                   SCHEDULE 1

      (Individual Properties; First Disbursement Properties and Subsequent
           Disbursement Properties; Allocated Loan Proceeds; Partial
                         Release Property (Section 3.2))

 Individual            Individual        City         State           First Disbursement        Allocated Loan
Property No.         Property Name                                    Property/Subsequent           Proceeds
                                                                         Disbursement
                                                                   Property/Partial Release
                                                                            Property
----------------------------------------------------------------------------------------------------------------
A-1                368 S. Cheryl Lane  City of          CA        First Disbursement Property    $4,000,000.00
                                       Industry
A-2                459 S. Cheryl Lane  City of          CA        First Disbursement Property    $6,610,000.00
                                       Industry
A-3                501 S. Cheryl Lane  City of          CA        Subsequent Disbursement        $16,840,000.00
                                       Industry                   Property
A-4                9211 Kaiser Way     Fontana          CA        Subsequent Disbursement        $25,320,000.00
                                                                  Property/Partial Release
                                                                  Property
A-5                8250 Milliken Ave.  Rancho           CA        First Disbursement Property    $2,750,000.00
                                       Cucamonga
A-6                8369 Milliken Ave.  Rancho           CA        First Disbursement Property    $12,660,000.00
                                       Cucamonga
A-7                8449 Milliken Ave.  Rancho           CA        Subsequent Disbursement        $13,760,000.00
                                       Cucamonga                  Property
A-8                8291 Milliken Ave.  Rancho           CA        First Disbursement Property    $12,510,000.00
                                       Cucamonga
A-9                12310 E. Slauson    Santa Fe         CA        Subsequent Disbursement        $11,450,000.00
                   Ave.                Springs                    Property

                                   SCHEDULE 2

                            NET CASH SUMMARY - POOL A

-------------------------------------------------------------------------------------------------------------------------

  TIAA                        MAJOR                                              Est. LOAN
  ----                        TENANTS               LOAN   FUNDING               BAL. @         PREPAYMENT   ACCELERATION
  No.     PROPERTY            (EXPIRATION)        AMOUNT      DATE   LENDER      FUND. DATE            FEE            10%
  ---
-------------------------------------------------------------------------------------------------------------------------
  A-8     8291 Milliken Ave.  APL Logistics  $12,510,000   Mar-02      Aegon     11,762,649       92,045       1,176,265
          Rancho Cucamonga,      Apr-05
                  CA

  A-6     8369 Milliken Ave.  APL Logistics  $12,660,000   Mar-02      Aegon     11,762,649       92,045       1,176,265
          Rancho Cucamonga,      Sep-05
                  CA

  A-5     8250 Milliken Ave.    Carpenter    $ 2,750,000   Mar-02      Aegon      2,636,456       20,631         263,646
          Rancho Cucamonga,       Tech
                  CA             Jul-10

  A-7     8449 Milliken Ave.    Ford/Spec    $13,760,000   Jul-02      United     9,182,314         0              0
          Rancho Cucamonga,      Sep-12                                   Cal
                  CA

  A-4      9211 Kaiser Way.    Exel, Inc.*   $25,320,000   Jul-02    Comerica    14,610,951         0              0
          Rancho Cucamonga,      Jul-09
                  CA

  A-1     368 S. Cheryl Ln.     Play Hut     $ 4,000,000   Mar-02      Aegon      3,413,873       26,714         341,387
          City of Industry,      Oct-04
                  CA

  A-2     459 S. Cheryl Ln.   Liberty Grove  $ 6,610,000   Mar-02      Aegon      5,610,918       43,907         561,092
          City of Industry,      Sep-11
                  CA

  A-3     501 S. Cheryl Ln.   Circuit City   $16,840,000   Jul-02    **Teachers   7,384,341         0              0
          City of Industry,      Aug-06
                  CA

  A-9      12310 E. Slauson   Spicers Paper  $11,450,000   Jul-02    **Teachers   5,680,185         0              0
          Santa Fe Springs,      Dec-05
                  CA

          -------------------               ------------                        ------------ ------------- --------------
             Total Pool A                   $105,900,000                         72,044,335      275,342       3,518,654



--------------------------------------------------------------------------------

  TIAA                                          Est.
  ----                            Est.        LEASING    SUBTOTAL   NET CASH
  No.     PROPERTY              COSTS TO    COMMISSIONS
  ---                           COMPLETE   (from COE
                                               DATE)
--------------------------------------------------------------------------------
  A-8     8291 Milliken Ave.       0            0        13,030,959    (520,959)
          Rancho Cucamonga,
                  CA

  A-6     8369 Milliken Ave.       0            0        13,030,959    (370,959)
          Rancho Cucamonga,
                  CA
                                   0            0         2,920,733    (170,733)
  A-5     8250 Milliken Ave.
          Rancho Cucamonga,
                  CA

  A-7     8449 Milliken Ave.    199,000         0         9,381,314   4,373,686
          Rancho Cucamonga,
                  CA

  A-4      9211 Kaiser Way.     104,000         0        14,714,951  10,605,049
          Rancho Cucamonga,
                  CA

  A-1     368 S. Cheryl Ln.        0            0         3,781,974     218,026
          City of Industry,
                  CA

  A-2     459 S. Cheryl Ln.        0            0         6,215,917     394,083
          City of Industry,
                  CA

  A-3     501 S. Cheryl Ln.        0            0         7,384,341   9,455,659
          City of Industry,
                  CA

  A-9      12310 E. Slauson        0            0         5,680,185   5,769,815
          Santa Fe Springs,
                  CA

             ------------      ----------   ------------ ----------  ----------
             Total Pool A       303,000          0       76,141,332  29,758,668